UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2025

CELSIUS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-34611	20-2745790
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2381 NW Executive Center Drive, Boca Raton, Florida 33431

(Address of principal executive offices and zip code)

(561) 276-2239

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value per share	CELH	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Current Report on Form 8-K/A (this “Amendment”) is being filed as an amendment to the Current Report on Form 8-K filed by Celsius Holdings, Inc., a Nevada corporation (“Celsius”), with the Securities and Exchange Commission on April 1, 2025 (the “Original Form 8-K”). The Original Form 8-K reported, among other matters, the completion of Celsius’ acquisition of Alani Nutrition LLC (“Alani Nu” and the acquisition thereof, the “Alani Nu Acquisition”).

This Amendment amends the Original Form 8-K solely to include the consolidated financial statements of Alani Nu and the pro forma financial information required by Items 9.01(a) and 9.01(b) of Form 8-K, respectively. No other amendments are being made to the Original Form 8-K.

Except as set forth in this Amendment, the disclosure contained in the Original Form 8-K remains unchanged, and this Amendment should be read together with the Original Form 8-K, which provides a more complete description of the Alani Nu Acquisition.

The pro forma financial information included in this Amendment has been presented for informational purposes only, is based on various adjustments and assumptions and is not necessarily indicative of what Celsius’ consolidated statement of operations or consolidated balance sheet would have been had the Alani Nu Acquisition been completed as of the dates indicated, nor is such information necessarily indicative of what Celsius’ consolidated statement of operations or balance sheet will be for any future periods.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of businesses or funds acquired.

The audited consolidated financial statements of Alani Nutrition LLC and Subsidiary as of and for the years ended December 31, 2024 and 2023 are filed herewith as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(b)	Pro forma financial information.

Unaudited pro forma condensed combined financial statements as of and for the year ended December 31, 2024 are filed herewith as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(d)	Exhibits

Exhibit No	Description

23.1	Consent of Independent Certified Public Accountants

99.1	Audited consolidated financial statements of Alani Nutrition LLC and Subsidiary as of and for the years ended December 31, 2024 and 2023

99.2	Unaudited pro forma condensed combined financial statements as of and for the year ended December 31, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELSIUS HOLDINGS, INC.

Date: June 12, 2025	By:	/s/ Jarrod Langhans
Jarrod Langhans, Chief Financial Officer